UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2022

PROPTECH INVESTMENT CORPORATION II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3415 N. Pines Way, Suite 204, Wilson, WY	83014
(Address of Principal Executive Offices)	(Zip Code)

(310) 954-9665

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	PTICU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	PTIC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	PTICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

PropTech Investment Corporation II, a Delaware corporation (“PTIC II”), is in the process of working with its service providers to defer or equitize up to approximately $35 million of fees and expenses otherwise payable at the closing of the transactions under its previously announced business combination agreement, dated as of May 17, 2022 (as the same has been and may be amended, supplemented or otherwise modified from time to time), between PTIC II, RW National Holdings, LLC, a Delaware limited liability company (“Renters Warehouse”), and Lake Street Landlords, LLC, a Delaware limited liability company, and has obtained the consent of a senior lender in respect of the transactions contemplated by the previously announced forward purchase agreement, dated as of November 20, 2022, by and between PTIC II and Vellar Opportunity Fund SPV LLC – Series 9.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC II’s or Renters Warehouse’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTIC II and its management, and/or Renters Warehouse and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against PTIC II, Renters Warehouse, the combined company following the Business Combination or others following the announcement of the transactions related to the Business Combination including the Business Combination Agreement; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain financing necessary to complete the transactions contemplated by the Business Combination Agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC II and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the Business Combination Agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the Business Combination Agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the Business Combination Agreement; (7) the risk that the transactions contemplated by the Business Combination Agreement disrupt current plans and operations of Renters Warehouse or PTIC II as a result of the announcement and consummation of the Business Combination Agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the Business Combination Agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the Business Combination Agreement; (10) changes in applicable laws or regulations; (11) the possibility that Renters Warehouse or the combined company following the Business Combination may be adversely affected by other economic, business, and/or competitive factors; (12) Renters Warehouse’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments; (14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC II’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, the Proxy Statement, and in any subsequent filings with the SEC. There may be additional risks that neither PTIC II nor Renters Warehouse presently know or that PTIC II and Renters Warehouse currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTIC II nor Renters Warehouse undertakes any duty, and each of PTIC II and Renters Warehouse expressly disclaims any obligation, to update or alter this Current Report on Form 8-K or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPTECH INVESTMENT CORPORATION II

	By:	/s/ Thomas D. Hennessy
	Name:	Thomas D. Hennessy
	Title:	Co-Chief Executive Officer and President

Date: November 22, 2022

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